Events after reporting period (Narrative) (Details) - Events after reporting period [Member] - Copper World, Inc [Member] - Mitsubishi Materials Corporation [Member] $ in Millions	Jan. 09, 2026 USD ($)
Disclosure of non-adjusting events after reporting period [line items]
Non-controlling interest percentage	30.00%
Proceeds from sale of minority interest	$ 420
Future proceeds from sale of minority interest	$ 180